UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 12, 2018

KIEWIT ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Nebraska	000-10810	47-6131402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division U.S. Bank National Association 1700 Farnam Street Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

(402) 536-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kiewit Royalty Trust (the “Trust”) is administered by officers and employees of U.S. Bank, N.A., which serves as the sole trustee of the Trust (the “Trustee”). The Trust does not have a principal financial or chief accounting officer or any other officers, and officers of the Trustee are from time to time designated to perform the certain necessary functions of the Trust, although there are no specific persons employed by the Trustee having the full-time duty of administering the Trust.

In 2008, Luke H. Paladino was designated to perform the necessary functions of the Trust on behalf of the Trustee.  Mr. Paladino temporarily left his employment with U.S. Bank, N.A. from November 28, 2016 - December 12, 2016.  Upon Mr. Paladino’s return to the Bank, he performed the necessary functions of the Trust on behalf of the Trustee until his voluntary resignation on March 12, 2018.  He resigned as Vice President and Trust Officer of the Trustee, effective on such date, and will no longer provide any services to the Trust.  Mr. Paladino resigned in order to pursue other opportunities, and his departure is not related to any disagreement with the Trust or Trustee regarding any financial, accounting, or other matters.

Effective March 12, 2018, Wood A. Hull, JD was designated to perform the necessary functions of the Trust on behalf of the Trustee.  Mr. Hull, age 63, is the Senior Managing Director of the Wealth Management Group at the Trustee and has served in this position since 2006.  Prior to that, Mr. Hull served as a Trust Officer and Relationship Manager at the Trustee from 1986 - 2006.  Mr. Hull holds a Bachelor of Arts degree in psychology and Juris Doctorate degree in law from Creighton University in Omaha, Nebraska.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIEWIT ROYALTY TRUST

By: U.S. Bank National Association in its capacity as Trustee and not in its individual capacity or otherwise

Date: March 27, 2018	By:	/s/ Wood A. Hull
Wood A. Hull, Senior Managing Director